UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2017

Starbucks Corporation

(Exact name of registrant as specified in its charter)

Washington	0-20322	91-1325671
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South,

Seattle, Washington 98134

(Address of principal executive offices) (Zip Code)

(206) 447-1575

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Item 8.01	Other Events.

On March 17, 2017, Starbucks Corporation (“Starbucks” or the “Company”) completed a public offering pursuant to an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. International plc and MUFG Securities EMEA plc (the “Underwriters”), under which Starbucks agreed to issue and sell to the Underwriters ¥85,000,000,000 aggregate principal amount of its 0.372% Senior Notes due 2024 (the “Notes”).

The Notes are being issued under the Indenture, dated as of September 15, 2016 (the “Base Indenture”), by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of March 17, 2017 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and between the Company and the Trustee, as trustee, transfer agent and registrar, and Elavon Financial Services, DAC, UK Branch, as paying agent.

Interest on the Notes will accrue from March 17, 2017. Starbucks will pay interest on the Notes on each March 15 and September 15, beginning on September 15, 2017. The Notes will mature on March 15, 2024. At any time on and after December 15, 2023 (three months prior to the maturity date of the Notes), Starbucks may redeem the Notes at a redemption price equal to 100% of the principal amount of such series, plus accrued and unpaid interest.

In addition, upon the occurrence of a change of control triggering event of the Notes (which involves the occurrence of both a change of control and a below investment grade rating of the Notes by Moody’s and S&P), Starbucks will be required to make an offer to repurchase the Notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest.

The Notes will be the Company’s senior unsecured obligations and will rank equally in right of payment with all of the Company’s other senior unsecured indebtedness, whether currently existing or incurred in the future. The Notes will be effectively subordinated to any existing or future indebtedness or other liabilities, including trade payables, of any of the Company’s subsidiaries. The Notes are subject to customary covenants and events of default, as set forth in the Indenture.

The foregoing disclosure is qualified in its entirety by reference to the Base Indenture and the Supplemental Indenture. The Base Indenture was filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (SEC Registration No. 333-213645) (the “Registration Statement”) and is incorporated herein by reference. The Supplemental Indenture is attached hereto as Exhibit 4.2 and incorporated herein by reference.

In addition, in connection with the public offering of the Notes, Starbucks is filing the Underwriting Agreement and certain other items listed below as exhibits to this Current Report on Form 8-K for the purpose of incorporating such items into the Registration Statement. Such items filed as exhibits to this Current Report on Form 8-K are hereby incorporated into the Registration Statement by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 10, 2017, by and among Starbucks Corporation and Morgan Stanley & Co. International plc and MUFG Securities EMEA plc

4.1	Indenture, dated as of September 15, 2016, by and between Starbucks Corporation and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (SEC Registration No. 333-213645) filed on September 15, 2016)

4.2	First Supplemental Indenture, dated as of March 17, 2017, by and between Starbucks Corporation and U.S. Bank National Association, as trustee, transfer agent and registrar, and Elavon Financial Services, DAC, UK Branch, as paying agent

4.3	Form of 0.372% Senior Note due March 15, 2024 (included in Exhibit 4.2)

5.1	Opinion of Jones Day

5.2	Opinion of Robert L. Villaseñor

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Robert L. Villaseñor (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION
Dated: March 17, 2017
	By:	/s/ Sophie Hager Hume
Sophie Hager Hume
vice president, assistant general counsel and assistant secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 10, 2017, by and among Starbucks Corporation and Morgan Stanley & Co. International plc and MUFG Securities EMEA plc

4.1	Indenture, dated as of September 15, 2016, by and between Starbucks Corporation and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (SEC Registration No. 333-213645) filed on September 15, 2016)

4.2	First Supplemental Indenture, dated as of March 17, 2017, by and between Starbucks Corporation and U.S. Bank National Association, as trustee, transfer agent and registrar, and Elavon Financial Services, DAC, UK Branch, as paying agent

4.3	Form of 0.372% Senior Note due March 15, 2024 (included in Exhibit 4.2)

5.1	Opinion of Jones Day

5.2	Opinion of Robert L. Villaseñor

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Robert L. Villaseñor (included in Exhibit 5.2)